1998
                               ANNUAL REPORT

                    American Fidelity Separate Account A
            (Formerly American Fidelity Variable Annuity Fund A)


                     American Fidelity Assurance Company

                                                     January, 1999

Dear Participant:

The U.S. equity markets soared to new all time highs during the fourth quarter capping off a record setting three-year advance. The swift rise in stock prices, following the sharp correction in the third quarter, was fueled by the strong resilience of the U.S. economy, falling interest rates, low inflation and an improved outlook for corporate profits. During the fourth quarter, the Federal Reserve lowered the federal funds rate an additional .50% to 4.75% to aggressively address the domestic and foreign liquidity crisis. However, the underlying fundamental strength of the domestic economy combined with low inflation continued to be the primary catalysts behind the market's historic advance. American Fidelity Variable Annuity Fund A also reported a gain for the year. The unit value was $24.33 on December 31, 1998, up 25.0% from $19.46 on December 31,
1997.

U.S. economic growth accelerated in the third quarter to a 3.7% annual rate in real Gross Domestic Product ("GDP") following a more modest 1.8% growth rate for the second quarter. Steady consumer spending levels, inventory rebuilding from the second quarter and a better than expected trade deficit were the primary factors lifting GDP growth above the 3.0% level. For the full year 1998, we are projecting a 3.7% rate of real GDP growth compared to 3.9% for 1997. Looking forward, we expect economic growth to moderate in 1999 as consumer spending slows and the trade deficit rises.

Overall inflation rates, as measured by the Consumer Price Index ("CPI"), fell modestly during 1998 to a 1.5% annual rate through November versus a 1.7% rate of growth for all of 1997. A significant drop in energy prices and several other commodity prices were the primary factors in maintaining moderate price levels for the entire year. Prices for the "core" CPI rate (excluding food and energy costs) increased slightly in 1998 to 2.3% through November versus 2.2% in 1997 as robust economic growth continued to pressure a tight labor market. The employment cost index, which is the best measure of total labor costs, hit a six year high in the third quarter with a 3.7% year over year growth rate. We do not expect any significant change in the inflation rate for 1999 outside of an increase in the overall CPI to compensate for a firming in energy prices from the current depressed levels.

After reaching a low of 4.69% in early October, long-term interest rates, as measured by the 30 year U.S. Treasury Bond, ended the year at 5.08%. The Federal Reserve cut the Federal Funds rate three times for a total of .75% from the last week of September to mid-November. The objective of the Federal Reserve was to alleviate a tightening in credit conditions spurred by Russia's devaluation, Japan's economic deterioration and growing domestic liquidity concerns. We expect long-term interest rates to remain relatively stable over the next few quarters and to begin to rise in the latter part of 1999 as economic conditions improve.

Despite the sharp advance in the equity markets over the past few years, we continue to believe that the long-term outlook for the U.S. stock market is quite positive. However, political uncertainty, continued international instability and heightened concerns over corporate earnings are likely to make investors more cautious as we head into 1999.

If you have any questions about American Fidelity Variable
Annuity Fund A, please let us know.

                                         Sincerely,

                                         JOHN W. REX
                                         John W. Rex, Chairman
                                         Board of Managers

OBJECTIVES:

The Fund's principal investment objective is long-term growth of capital. Occasional investments to seek short-term capital appreciation may be made. A secondary investment objective is the production of income.

Variable Annuity Fund A
Historical Unit Values

1988     5.1103
1989     6.5142
1990     6.9245
1991     8.8663
1992     9.1083
1993     9.7090
1994     9.0938
1995    12.1993
1996    15.3389
1997    19.4632
1998    24.3329

               SCHEDULE OF PORTFOLIO INVESTMENTS
           AMERICAN FIDELITY VARIABLE ANNUITY FUND A
                       DECEMBER 31, 1998

                                                    Market Value
                               Shares or            -------------
                               Principal            Percentage of
Common Stocks                   Amount      Amount     Net Assets
-----------------------------------------------------------------

Chemicals and Allied Products:
  Abbott Laboratories           33,600    $1,646,400
  American Home Products
   Corporation                  47,000     2,646,664
  Avery-Dennison Corporation    84,400     3,803,233
  Bristol-Meyers Squibb Company 28,900     3,867,167
  Dupont                        14,400       764,093
  Johnson & Johnson             44,000     3,690,500
  Lilly Eli and Company         12,800     1,137,600
  Merck & Company, Inc.         11,700     1,727,938
  Pfizer, Inc.                  35,800     4,490,644
                               ---------------------------------
                                          23,774,239      12.88%

Business Services:
  Automatic Data Processing     34,000     2,726,358
  Cisco Systems, Inc.*          80,250     7,448,162
  Computer Associates
   International                25,800     1,099,725
  Interpublic Group of
    Companies                   25,500     2,033,625
  Microsoft Corporation*        41,400     5,741,642
  WPP Group PLC**               39,000     2,408,250
                               ---------------------------------
                                          21,457,762      11.63%

Electronic and Other Electric Equipment:
  General Electric Company      61,600     6,287,018
  Intel Corporation             45,200     5,359,003
  Lucent Technologies           35,000     3,850,000
  Phillips Electronics NV       37,000     2,504,419
                               ---------------------------------
                                          18,000,440       9.75%

Petroleum Refining and Related Industries:
  Chevron Corporation           31,600     2,620,809
  Exxon Corporation             26,000     1,901,250
  Kerr-McGee Corporation        44,000     1,683,000
  Royal Dutch Petroleum         61,200     2,929,950
  Texaco, Inc.                  55,200     2,918,700
                               ---------------------------------
                                          12,053,709       6.53%
Food and Kindred Products:
  Anheuser-Busch Companies,
   Inc.                         31,000     2,034,375
  The Coca-Cola Company         53,600     3,584,500
  Pepsico, Inc.                 58,000     2,374,346
  Sara Lee Corporation         103,000     2,903,261
                               ---------------------------------
                                          10,896,482       5.91%

Industrial Machinery and Equipment:
  Compaq Computer Corporation   80,000     3,354,960
  Hewlett-Packard Company       16,400     1,120,317
  IBM Corporation               11,800     2,180,050
  United Technologies           32,500     3,534,375
                               ---------------------------------
                                           10,189,70       5.52%

Depository Institutions:
  First Union Corporation       29,484     1,792,981
  MBNA                          87,750     2,188,222
  Mellon Bank Corporation       35,000     2,406,250
  J.P. Morgan & Company, Inc.   10,000     1,050,620
  Regions Financial Corporation 17,600       709,491
  Wachovia Corporation          20,000     1,748,740
                               ---------------------------------
                                           9,894,304       5.36%

Insurance Carriers:
  AFLAC, Inc.                  70,200      3,088,800
  American International Group 58,725      5,674,303
                              ----------------------------------
                                           8,763,103       4.75%

Food Stores:
  Albertsons, Inc.             23,600      1,503,013
  Safeway, Inc.*              105,200      6,410,572
                              ----------------------------------
                                           7,913,585       4.29%

Electric, Gas and Sanitary Services:
  Duke Energy Company          16,000      1,024,992
  GTE                          34,800      2,262,000
  Northern States Power
   Company                     38,000      1,054,500
  Teco Energy, Inc.            55,500      1,564,379
  Texas Utilities              34,500      1,610,702
                              ----------------------------------
                                           7,516,573       4.07%

Communications:
  Ameritech                    33,400      2,116,725
  Bell Atlantic Corporation    31,792      1,684,976
  Bellsouth Corporation        30,000      1,496,250
  SBC Communications, Inc.     37,600      2,016,300
                              ----------------------------------
                                           7,314,251       3.96%

Holding Other Investment Offices:
  BankAmerica Corporation      42,032      2,527,174
  Flecor Lodging Trust, Inc.   23,300        537,345
  First Industrial Realty
   Trust                       28,000        750,736
 Mack-Cali Realty Corporation  25,400        784,225
 Simon Property Group, Inc.    20,000        570,000
                              ----------------------------------
                                           5,169,480       2.80%

Non-Depository Institutions:
  American Express Company     19,600      2,004,100
  FNMA                         34,400      2,545,600
                              ----------------------------------
                                           4,549,700       2.47%

Personal Services:
  H & R Block                  39,300      1,768,500
  Service Corp International   64,000      2,435,968
                              ----------------------------------
                                           4,204,468       2.28%

General Merchandise:
  Sears Roebuck & Company      16,800        714,000
  Wal-Mart Stores, Inc.        29,700      2,418,679
                              ----------------------------------
                                           3,132,679       1.70%
Miscellaneous Retail:
  Costco, Inc.*                40,500      2,923,574
                              ----------------------------------
                                           2,923,574       1.58%

Building Materials and Gardening Supplies:
  Home Depot, Inc.             46,000      2,814,602
                              ----------------------------------
                                           2,814,602       1.53%

Transportation Equipment:
  Allied Signal, Inc.          30,000      1,329,360
  DaimlerChrysler*             14,964      1,437,472
                              ----------------------------------
                                           2,766,832       1.50%

Home Furniture and Equipment Store:
  Circuit City Stores          53,000      2,646,661
                              ----------------------------------
                                           2,646,661       1.43%

Nondurable Goods-Wholesale:
  Unilever NV                  31,000      2,571,047
                              ----------------------------------
                                           2,571,047       1.39%

Miscellaneous Manufacturing Industries:
  Tiffany & Company            47,200      2,448,500
                              ----------------------------------
                                           2,448,500       1.33%

Motion Pictures:
  Disney (Walt) Company        57,600      1,728,000
                              ----------------------------------
                                           1,728,000       0.94%

Security and Commodity Brokers:
  Charles Schwab Corporation   29,500      1,657,517
                              ----------------------------------
                                           1,657,517       0.90%

Eating and Drinking Places:
  McDonald's Corporation       16,000      1,226,000
  Norrell Corporation          20,000        295,000
                              ----------------------------------
                                           1,521,000       0.82%

Air Transportation:
  Delta Airlines, Inc.         24,000      1,248,000
                              ----------------------------------
                                           1,248,000       0.68%

Primary Metal Industries:
  Englehard Corporation        58,000      1,131,000
                              ----------------------------------
                                           1,131,000       0.61%

Oil and Gas Extraction:
  Diamond Offshore*            44,400      1,051,703
                              ----------------------------------
                                           1,051,703       0.57%

Instruments and Related Products:
  Raytheon Company             16,000         852,000
                              ----------------------------------
                                              852,000      0.46%

Health Services:
  Phycor, Inc.                 39,000         265,668
                              ----------------------------------
                                              265,668      0.14%
                              ----------------------------------
Total Common Stocks
  (Cost $104,548,952)                    $180,458,581     97.78%
                              ----------------------------------
Short Term Investments:
  Associates Corporation of
  North America Master Note
  (4.71% at 12/31/98)       3,748,018       3,748,018
                              ----------------------------------
    Total Short-Term Investments:        $  3,748,018      2.03%
                              ----------------------------------
    Total Investments:                   $184,206,599     99.81%
                              ----------------------------------
    Other Assets and Liabilities, net:        341,850      0.19%
                              ----------------------------------
    Total Net Assets:                    $184,548,449    100.00%
                              ==================================

* Presently not producing dividend income
** Foreign Investments


                  STATEMENT OF ASSETS AND LIABILITIES:

                                              December 31, 1998
                                              -----------------
ASSETS:
Cash                                              $116,675

Investments at market value (Cost:
 $108,296,970 and $85,275,367
 in 1998 and 1997, respectively)               184,206,599

Accrued interest and dividends                     225,175

Accounts Receivable for Securities Sold                  0

  Total assets                                 184,548,449
                                              ------------
LIABILITIES:                                             0
  Total Liabilities:                                     0
                                              ============
NET ASSETS                                    $184,548,449
                                              ============
ACCUMULATION UNITS OUTSTANDING                   7,584,332
                                              ============
NET ASSET VALUE PER UNIT                      $    24.3329

See accompanying notes to financial statements.

                    STATEMENT OF OPERATIONS

                         Year Ended December 31, 1998
                         ----------------------------
INVESTMENT INCOME:
  Income:
    Dividends                $   2,248,472
    Interest                       237,909
                             -------------
                                 2,486,381
                             -------------
  Expenses:
     Mortality and expense
      guaranty fees (note 2)     1,523,825
     Investment management
      fees (note 2)                793,659
                             -------------
                                 2,317,484
     NET INVESTMENT INCOME         168,897
                             -------------

REALIZED GAINS ON INVESTMENTS:
  Proceeds from sales           63,452,797
  Cost of securities sold       52,493,327
                             -------------
    NET REALIZED GAINS          10,959,470
                             -------------

UNREALIZED APPRECIATION
ON INVESTMENTS:
  End of year                   75,909,629
  Beginning of year             51,266,737
                             -------------

INCREASE IN UNREALIZED
 APPRECIATION                   24,642,892
                             -------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS      $35,771,259
                             =============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                         Years Ended December 31,
                                     --------------------------------
                                         1998               1997
                                         ----               ----

Increase in net assets from operations:
  Net investment income              $   168,897         $  479,513
  Net realized gains on investments   10,959,470          8,150,950
  Increase in unrealized appreciation
   of investments                     24,642,892         19,126,495
                                     ------------------------------
  Net increase in net assets
   resulting from operations          35,771,259         27,756,958
                                     ------------------------------

Changes from principal transactions:
  Net purchase payments received
   (note 2)                           27,107,727         21,031,010
  Withdrawal of funds                (15,421,088)       (10,526,816)
                                     ------------------------------
    Increase in net assets derived
     from principal transactions      11,686,639         10,504,194
                                     ------------------------------
  Increase in net assets              47,457,898         38,261,152

NET ASSETS:
  Beginning of year                  137,090,551         98,829,399
                                     ------------------------------
  End of year                       $184,548,449        137,090,551
                                     ==============================

ACCUMULATION UNITS:
  Outstanding, beginning of year       7,043,575          6,443,056
    Increase for payments received     1,258,128          1,190,147
    Decrease for withdrawal of funds    (717,371)          (589,628)
                                     ------------------------------
  Outstanding, end of year             7,584,332          7,043,575
                                     ==============================

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                Per Accumulation Unit Income and Capital Changes
                                              Years Ended December 31,
                                ------------------------------------------------
                                   1998      1997      1996      1995      1994
                                   ----      ----      ----      ----      ----
INVESTMENT INCOME AND EXPENSES:
  Investment Income              $0.3370   $0.3284   $0.2817   $0.2163   $0.2105
  Operating Expenses              0.3141    0.2576    0.1882    0.1364    0.1193
                                  ------    ------    ------    ------    ------
  Net Investment Income           0.0229    0.0708    0.0935    0.0799    0.0912

CAPITAL CHANGES:
  Net realized and unrealized gains
   (losses) from securities       4.8468    4.0535    3.0468    3.0251  (0.7066)
                                 -------   -------   -------   -------  -------
  Net increase (decrease) in
   accumulation unit value        4.8697    4.1243    3.1403    3.1050  (0.6154)
  Accumulation unit value,
   beginning of period           19.4632   15.3389   12.1986    9.0936   9.7090
                                 -------   -------   -------   -------  -------
  Accumulation unit value,
   end of period                $24.3329  $19.4632  $15.3389  $12.1986 $ 9.0936
                                 =======   =======   =======   =======  =======

NUMBER OF ACCUMULATION
 UNITS OUTSTANDING,
 END OF PERIOD                 7,584,332 7,043,575 6,443,056 5,996,795 5,615,645
                               ========= ========= ========= ========= =========

RATIOS:
Ratio of expenses to
 average net assets              1.4603%   1.4603%   1.3777%   1.2880%   1.2826%
Ratio of net investment income
 to average net assets           0.1070%   0.4042%   0.6850%   0.7542%   0.9797%
Portfolio turnover rate         40.1%     26.6%     36.9%     66.1%     43.5%

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
-------
American Fidelity Variable Annuity Fund A (the Fund) is a separate account of American Fidelity Assurance Company (AFA). The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The purpose of the Fund is to provide a means of investing for supplemental retirement income. Shares are only available in connection with variable annuity policies issued by AFA.

The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

Investments
-----------
Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from the Fund's primary broker. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the fund has any significant concentrations of credit risk.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income. The Fund does not expect these costs to be significant.

Income Taxes
------------
The Fund is not taxed separately because the operations of the Fund are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code applicable to life insurance companies. The Fund's net increase in net assets from operations is not expected to result in taxable income under present regulations. The Fund will not be taxed as a "Regulated Investment Company" under Subchapter "M" of the Internal Revenue Code.

Annuity Reserves
----------------
Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5 percent unless the annuitant elects otherwise, in which case the rate may vary from zero to 5 percent as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated. If additional reserves are required, AFA reimburses the Fund. At December 31, 1998, there were no contract owners who had elected the variable annuity method of payout. Accordingly, the Fund held no annuity reserves at December 31, 1998.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 2 - VARIABLE ANNUITY CONTRACTS

Net purchase payments received represent gross payments less deductions of $1,021,967 and $803,592 for the years ended December 31, 1998 and 1997, respectively. The deductions are comprised of sales and administrative expenses, minimum death benefits, administrative charges, and certificate issuance fees. These deductions were paid to AFA.

AFA acts as the Fund's investment manager and assumes certain mortality and expense risks under the variable annuity contracts. Investment management fees are equal to .0013698% of the Fund's daily net assets (.5% per annum). Mortality and expense guaranty fees are equal to .0026308% of the Fund's daily net assets (.96025% per annum). Such fees were paid to AFA.

During the accumulation period, contract owners may partially or totally withdraw from the Fund by surrendering a portion or all of their accumulation units. The Internal Revenue Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units.

Certain officers and directors of the Fund are also officers and directors of AFA.

Subsequent Event
----------------
Effective January 1, 1999, the Fund was converted to a unit investment trust separate account (known as American Fidelity Separate Account A), and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund (Dual Strategy Fund) in exchange for shares of the Dual Strategy Fund. There was no impact on the net assets or net asset value per unit as a result of this transfer.

Year 2000 Risks
---------------
Like other variable annuity funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by AFA and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." AFA has had a formal project team (including 22 information systems professionals) working to correct the problem since 1996. In the briefest terms, the correction is to change all date related fields in AFA's computer systems to four digits instead of two digits. At the same time, all relationships with systems outside AFA must be checked for the same change and all must be tested to determine that relationships continue to be compatible. Those systems were tested on December 31, 1997 and went through year-end processing without incident. The final test of all systems will be run in 1999. Even though management of AFA is expending considerable resources in a concerted effort to meet this technology-related threat, there is no guarantee that there will be no adverse impact on the Fund of some sort as January 1, 2000 passes.

INDEPENDENT AUDITORS' REPORT

Board of Managers and Contract Owners
American Fidelity Variable Annuity Fund A:

We have audited the accompanying statement of assets and liabilities of American Fidelity Variable Annuity Fund A (the
Fund), including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the financial statements, effective
January 1, 1999, the Fund was converted to a unit investment trust separate account.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Variable Annuity Fund A as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                 KPMG LLP

Oklahoma City, Oklahoma
January 12, 1999

PARTICIPANTS' BENEFITS

As a participant of Variable Annuity Fund A, you benefit from a number of valuable and helpful services which help you meet your investment needs. Some of the services you currently enjoy are the following:

RE-INVESTMENT WITHOUT CHARGE
Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.

PROFESSIONAL MANAGEMENT
Knowledgeable, full-time management constantly monitors market opportunities for your fund.

CAPITAL FULLY INVESTED
Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

ANNUAL STATEMENT OF ACCOUNT
You receive a semi-annual statement of account each year. This statement is a valuable, permanent, personal record. In the event that you should have occasion to redeem some of your accumulation units, you are also provided with the proper tax form for your convenience in filing your income tax return.

REDEMPTION WITHOUT CHARGE
American Fidelity Variable Annuity Fund A will redeem your accumulation units without charge at the full value when your request is received in Oklahoma City as described in the Prospectus.

SYSTEMATIC RETIREMENT OPTIONS
At your retirement a range of pay out options is available in order to tailor your retirement income payments as closely as possible to your needs.

PERSONAL SERVICE
Continuous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our Home Office.

Board of Managers         JOHN W. REX, Chairman
American Fidelity           President and Director
Variable Annuity            American Fidelity Assurance Company
Fund A                    DANIEL D. ADAMS, JR., Secretary
                            Vice President and Investment Officer
                            American Fidelity Assurance Company
                          JEAN G. GUMERSON
                              President and Chief Executive Officer
                            Presbyterian Health Foundation
                          EDWARD C. JOULLIAN, III
                            Chairman of the Board and
                            Chief Executive Officer
                            Mustang Fuel Corporation
                          GREGORY M. LOVE
                            President and Chief Operating Officer
                            Love's Country Stores, Inc.
                          J. DEAN ROBERTSON, D.D.S., M. Ed.
                            Pediatric Dentistry
                            Private Practice
                          G. RAINEY WILLIAMS, JR.
                            President, Pinnacle Asset
                            Management, Inc.
------------------------------------------------------------------------------
Safekeeping of Securities  InvestTrust, N.A.
                             Oklahoma City, Oklahoma
------------------------------------------------------------------------------
Independent Auditors       KPMG
                             Oklahoma City, Oklahoma
------------------------------------------------------------------------------
Investment Manager         American Fidelity Assurance Company
                             Oklahoma City, Oklahoma
------------------------------------------------------------------------------
Investment Sub-Advisors    Lawrence W. Kelly & Associates, Inc.
                             Pasadena, California
                           Todd Investment Advisors, Inc.
                             Louisville, Kentucky
------------------------------------------------------------------------------
Board of Directors        LYNDA L. CAMERON
American Fidelity           President
Assurance Company           Cameron Equestrian Centers, Inc.
                          WILLIAM M. CAMERON
                            Chairman of the Board and Chief
                            Executive Officer
                            American Fidelity Assurance Company
                          WILLIAM E. DURRETT
                            Senior Chairman of the Board
                            American Fidelity Assurance Company
                          WILLIAM A. HAGSTROM
                            Chairman of the Board and President
                            UroCorp, Inc.
                          EDWARD C. JOULLIAN, III
                            Chairman of the Board and
                            Chief Executive Officer
                            Mustang Fuel Corporation
                          DAVID R. LOPEZ
                            Vice President - National Local
                            Regulatory
                            SBC Communications, Inc.
                          PAULA MARSHALL-CHAPMAN
                            Chief Executive Officer
                            The Bama Companies, Inc.
                          JOHN W. REX
                            President and Chief Operating Officer
                            American Fidelity Assurance Company
                          GALEN P. ROBBINS, M.D.
                            Physician
                          JOHN D. SMITH
                            Director and President
                            John D. Smith Developments, Inc.

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                     American Fidelity
                     Assurance Company
           A member of the American Fidelity Group

                   2000 N. Classen Boulevard
                 Oklahoma City, Oklahoma 73106
                   Telephone: 1-800-654-8489